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                                                                    EXHIBIT 10.2

                               AMENDMENT TWO TO
                            COMPUCOM SYSTEMS, INC.
                          401(k) MATCHED SAVINGS PLAN


        WHEREAS, effective January 1, 1988, CompuCom Systems, Inc. (the "Company") established the CompuCom Systems, Inc. 401(k) Matched Savings Plan (the "Plan") for the benefit of employees of the Company and its affiliated entities; and

        WHEREAS, the Company amended and restated the Plan in its entirety, effective as of May 1, 1996 and adopted Amendment One to the Plan, effective on January 1, 1998; and

        WHEREAS, the Company acquired ECC II Corporation on January 26, 1998 ("Acquisition Date") and desires to amend the Plan to grant past service credit to those persons employed by ECC II Corporation who became employees of the Company effective as of the Acquisition Date; and

        NOW, THEREFORE, pursuant to its authority under Section 19.1 of the Plan, the Company amends the Plan, effective January 26, 1998, as follows:

1. Effective January 26, 1998, the existing definition of "Predecessor Employer" in Section 1.1 is deleted in its entirety, and the following is substituted in its place:

        "A "Predecessor Employer" means ComputerFactory, Photo & Sound, Microsolutions, Allersion, NCG, IMS, Trellis, Apex, Benchmark and Dr. Micro and such other entities as determined by the Sponsor's Board of Directors. Effective January 26, 1998, ECC II Incorporated is added as a Predecessor Employer under the Plan only for those individuals who were employed by ECC II Incorporated on January 25, 1998, and who became employees of the Employer on January 26, 1998."

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        IN WITNESS WHEREOF, COMPUCOM SYSTEMS, INC. has caused this instrument to be executed by its duly authorized officer on this 19th day of February, 1998.
                                                   ----        --------

                                        COMPUCOM SYSTEMS, INC.



                                        By: /s/ M. LAZANE SMITH
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                                        Its: Sr. VP Finance/CFO
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